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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 10, 1998
                                                  -------------




                             MEDICAL RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                          1-12461              13-3584552
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(State or other jurisdiction            (Commission File        (IRS Employer
     of incorporation)                      Number)          Identification No.)



155 STATE STREET, HACKENSACK, NJ                                07601
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(Address of principal executive offices)                       Zip Code




Registrant's telephone number, including area code: (201) 488-6230
                                                    --------------











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ITEM 5.

         On July 10, 1998, Medical Resources announced that it had entered into a definitive stock purchase agreement to sell its StarMed Staffing subsidiary to RehabCare Group, Inc. for $33 million. A copy of the Joint Press Release issued by the Company and RehabCare Group, Inc. is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

99.1 Joint Press Release, dated July 10, 1998, issued by Medical Resources, Inc. and RehabCare Group, Inc.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MEDICAL RESOURCES, INC.



Dated:  July 10, 1998                   By: /s/ Christopher J. Joyce
                                            ---------------------------------
                                            Name:    Christopher J. Joyce
                                            Title:   Senior Vice President
                                                     and General Counsel